UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)      May 20, 2004
                                                                ------------

                                 Ultratech, Inc.
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             (Exact name of registrant as specified in its charter)




          Delaware                     0-22248                  94-3169580
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)




  3050 Zanker Road, San Jose, California                           95134
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 (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code         (408) 321-8835
                                                  ------------------------------



 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 7.           EXHIBITS


EXHIBIT           DESCRIPTION
------            -----------
 99.1             Financial Update by CFO May 20, 2004.



ITEM 9.           REGULATION FD DISCLOSURE



On May 20, 2004 Ultratech, Inc. posted an update to its quarterly teleconference guidance on its company world wide web at www.ultratech.com. The full text of this message is included as Exhibit 99.1 hereto.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 ULTRATECH, INC.
 -------------------------------------------------------------------------------
                                  (Registrant)



Date:   May 20, 2004              By:  /s/ BRUCE R. WRIGHT
     -----------------               ------------------------------------------
                                           Bruce R. Wright
                                           Senior Vice President,
                                           Finance and Chief Financial
                                           Officer (Duly Authorized
                                           Officer and Principal
                                           Financial and Accounting Officer)

                                  EXHIBIT INDEX



Exhibit           Description
-------           -----------
99.1              Financial Update by CFO   May 20, 2004.